UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 16, 2022

TEAM, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08604	74-1765729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13131 Dairy Ashford, Suite 600

Sugar Land, Texas 77478

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (281) 331-6154

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.30 par value	TISI	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 16, 2022, the Board of Directors (the “Board”) of Team, Inc. (the “Company”) appointed Michael J. Caliel to the Board effective February 16, 2022, pursuant to the terms of that certain common stock subscription agreement, dated February 11, 2022, by and among the Company, Corre Opportunities Qualified Master Fund, LP, Corre Horizon Fund, LP and Corre Horizon II Fund, LP. Mr. Caliel will serve as a Class II director and will stand for re-election at the 2022 annual meeting of shareholders. Pursuant to the Board’s standard compensation policy for non-employee directors, Mr. Caliel will receive a $165,000 annual cash retainer payable in equal monthly installments. Additionally, the Board appointed Mr. Caliel as a member of the Compensation Committee and as a non-voting member of the Special Subcommittee, and Mr. Caliel will receive additional annual cash retainers for his services on such committees of $5,000 and $48,000, respectively, each payable in equal monthly installments.

From 2015 through 2018, Mr. Caliel, 62, served as President, Chief Executive Officer and Director of Layne Christensen Company (NASDAQ: LAYN). From 2011 through 2014, he served as President and Chief Executive Officer of Invensys Operations Management, a division of Invensys PLC. From 2006 to 2011, Mr. Caliel served as President, Chief Executive Officer and Director for Integrated Electrical Services, Inc. (NASDAQ: IESC). Additionally, Mr. Caliel has served on the board of Orion Group Holdings (NYSE: ORN) since 2019. No family relationships exist between Mr. Caliel and any of the Company’s other directors or executive officers. There are no arrangements between Mr. Caliel and any other person pursuant to which Mr. Caliel was nominated as a director, nor are there any transactions to which the Company is or was a participant and in which Mr. Caliel has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEAM, Inc.

By:	/s/ André C. Bouchard
André C. Bouchard
Executive Vice President, Chief Legal Officer and Secretary

Dated: February 22, 2022